UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street
Suite 300 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2024 and effective as of such date, the Board of Directors of the Company (the “Board”) amended and restated the Company’s Amended and Restated Bylaws. Article II, Section 1 has been amended to permit the Board to nominate for election to the Board more than one member of the Company’s management.

Item 7.01	Regulation FD Disclosure.

On November 21, 2024, the Company issued a press release announcing an increase to the Company’s stock repurchase authorization. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Information.

On November 21, 2024, the Board approved an incremental $5.0 billion increase to the Company’s stock repurchase authorization. Such stock repurchase authorization is effective immediately and is in addition to the existing $4.0 billion authorization which has approximately $1.4 billion remaining as of September 30, 2024. The Company’s stock repurchase program is expected to be executed through open market transactions, privately negotiated transactions, or in such other manner as determined by the Company, including through plans complying with Rule 10b5-1 under the Exchange Act. The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the market price of the Company’s common stock, general market and economic conditions and other factors. The stock repurchase program may be extended, suspended or discontinued at any time without notice.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

3.1	Amended and Restated By-Laws of CBRE Group, Inc.

99.1*	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2024	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer